UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 6, 2004

Ask Jeeves, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-26521	94-3334199

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5858 Horton Street, Suite 350
Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 985-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Irvington Lease
Amended Irvington Lease
S&P Comstock Information Distribution License Agreement
Amendment Number 1 to S&P Comstock Information Distribution License Agreement
Amendment Number 2 to S&P Comstock Information Distribution License Agreement
Google Services Agreement
Amendment No. One to Google Order Form
Google Services Agreement (Content Targeting)
Daugherty Offer Letter
Steinman Offer Letter
KPMG Consent
ISH Financial Statements
ASKJ Pro Forma Information

EXPLANATORY NOTE

     This Amendment No. 1 on Form 8-K/A is being filed to amend Item 7 of our current report on Form 8-K dated May 6, 2004 (filed May 18, 2004), which reported our acquisition of Interactive Search Holdings, Inc. (“ISH”).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

     Item 7(a) of the Form 8-K filed by Ask Jeeves, Inc. on May 18, 2004 is hereby amended to include the historical financial statements of ISH and the accompanying report of ISH’s independent auditor appearing in Exhibit 99.1 to this report, which are incorporated herein by reference.

(b) Pro Forma Financial Information.

     Item 7(b) of the Form 8-K filed by Ask Jeeves, Inc. on May 18, 2004 is hereby amended to include the pro forma financial information of Ask Jeeves (prepared to give pro forma effect to the acquisition of ISH) appearing in Exhibit 99.2 to this report, which is incorporated herein by reference.

(c) Exhibits.

     Item 7(c) of the Form 8-K filed by Ask Jeeves, Inc. on May 18, 2004 is hereby amended to include (in addition to those exhibits originally filed) the exhibits listed in the Exhibit Index (following this Report’s signature page), which are filed with this Report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC.
(Registrant)

Date: July 20 2004	By:	/s/ Brett M. Robertson

Brett M. Robertson
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1.1	Lease (for Ask Jeeves’ offices in Irvington, NY), dated July 27, 1999 by and between Focus Interactive, Inc. (formerly known as CTC Bulldog, Inc.) and Bridge Street Properties LLC.

10.1.2	Amended Lease (for Ask Jeeves’ offices in Irvington, NY), dated September 22, 2002, by and between Focus Interactive, Inc. (formerly known as iWon, Inc.) and Bridge Street Properties LLC.

10.2.1†	S&P Comstock Information Distribution License Agreement, dated January 13, 2000, by and between S&P ComStock, Inc. and Focus Interactive, Inc. (formerly known as iWon, Inc.).

10.2.2†	Amendment Number 1 to Information Distribution License Agreement, dated December 5, 2001, by and between S&P ComStock Inc. and Focus Interactive, Inc. (formerly known as iWon, Inc.).

10.2.3†	Amendment Number 2 to Information Distribution License Agreement, dated December 5, 2001, by and between S&P ComStock Inc. and Focus Interactive, Inc. (formerly known as iWon, Inc. and as The Excite Network, Inc.)

10.3.1†	Google Services Agreement and related Order Form, dated May 23, 2003, by and between Google Technology Inc. and Focus Interactive, Inc. (formerly known as The Excite Network, Inc.).

10.3.2†	Amendment No. 1 to Google Order Form (amending the Order Form dated May 23, 2003), dated September 19, 2003, by and between Google Inc. and Focus Interactive, Inc.

10.4†	Google Services Agreement (Content Targeting) and related Order Form, dated September 19, 2003, by and between Google Technology Inc. and Focus Interactive, Inc.

10.5*	Offer letter dated April 30, 2004 by and between Ask Jeeves, Inc. and F. William Daugherty, III

10.6*	Offer letter dated April 30, 2004 by and between Ask Jeeves, Inc. and Jonas Steinman.

23.1	Consent of KPMG LLP, Independent Auditors

99.1	Historical consolidated financial statements of Interactive Search Holdings, Inc.

99.2	Pro forma financial information of Ask Jeeves, Inc.

*	Denotes a management contract or compensatory plan.

†	Portions of this exhibit have been omitted and filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

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